POWER OF ATTORNEY

	Know all by these presents, that
the undersigned
hereby constitutes
and appoints each of Darren DeStefano,
Christi
Novak, Ron Burgess, Patricia Lamm,
Cara Hupprich and Christina Carroll,
or any
of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney in fact to:

(1)	prepare,
execute in the undersigned's
name and on the undersigned's behalf, and submit
 to the U.S. Securities and Exchange Commission
(the "SEC") a
Form ID, including amendments
thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by

Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)	execute for and on behalf of the

undersigned, in the undersigned's capacity as an officer, director and/or more than 10% stockholder of Northwest Biotherapeutics, Inc.

(the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;


(3)	do and perform any and all acts for and
on behalf of the
undersigned which may be
necessary or desirable to complete and execute

any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(4)	take any other action of any
type
whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.


	The undersigned hereby grants to each
such attorney in fact full
power and authority
to do and perform any and every act and thing

whatsoever requisite, necessary, or proper to be
 done in the exercise
of any of the rights and powers
herein granted, as fully to all intents
and purposes
 as the undersigned might or could do if personally

present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request
of the undersigned, are
not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section
16 of
the Securities Exchange Act of 1934.

	This Power of Attorney shall
remain in
full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company,

unless earlier revoked by the undersigned in a
 signed writing delivered
to the foregoing
attorneys in fact.

	IN WITNESS WHEREOF, the
undersigned
has caused this Power of Attorney to be
executed as of
this 14th day of November, 2005.



										Toucan Partners,
LLC

/s/ Linda F. Powers

Linda F. Powers,
Managing Member